EXHIBIT N



                       RIGHT OF FIRST REFUSAL AND IRREVOCABLE PROXY


         This Agreement, providing for the Right of First Refusal and Irrevocable Proxy, dated as of March 12, 2001, (this "Agreement") is made by and between Brian P. Burns ("Burns") of Palm Beach Florida and Frederick P. Furth ("Furth") of San Francisco.

                                       RECITALS

A. Furth is the record and beneficial owner of 678,200 shares of common stock, par value $0.10 per share, (the "Shares") of BF Enterprises, Inc., a Delaware corporation (the "Company"). Such shares owned by Furth, any and all Shares beneficially owned (as defined by Rule 13d-3 under Section 13d of the Securities Exchange Act of 1934, as amended) by Furth (but excluding 11,800 shares held by the Furth Foundation) or held by transferees permitted under Sections 3.4 (i), (ii) and
         (iii) during the term of this Agreement are referred to herein as the "Subject Shares."

B. Burns is the Chairman of the Board of Directors and Chief Executive Officer of the Company, and Burns may be deemed the beneficial owner of at least 1,183,378 Shares of the Company including all presently exercisable options held by Burns.

C. Since approximately 1987, Furth has granted to Burns a right of first refusal and irrevocable proxy with respect to the Subject Shares.

D. Burns and Furth desire to extend the term of the existing Right Of First Refusal And Irrevocable Proxy, dated as of May 25, 1996
         (the "Existing Agreement"), with respect to the Subject Shares, for an additional four (4) years ending May 31, 2005.

                                   AGREEMENT

         In consideration of the Recitals, the payment by Burns to Furth of $100 contemporaneously with the execution and delivery hereof, the agreements set forth herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

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         1.       The term of the Existing Agreement is hereby extended for a term of an additional (4) years ending May 31, 2005.

         2. Except as expressly modified by paragraph 1, above, the Existing Agreement, and all of the terms and conditions thereof, remain in full force and effect for a term ending May 31, 2005.

                  IN WITNESS WHEREOF, Furth and Burns have caused this Agreement to be duly executed as of the day and year first above written.


                                           /s/ Brian P. Burns
                                          ____________________________
                                                  Brian P. Burns


                                           /s/ Frederick P. Furth
                                          ____________________________
                                                 Frederick P. Furth



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